UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22911

Reality Shares ETF Trust

(Exact name of registrant as specified in charter)

402 West Broadway, Suite 2800

San Diego, CA 92101

(Address of principal executive offices) (Zip code)

Eric R. Ervin

c/o Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, CA 92101

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 487-1445

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Reality Shares DIVS ETF (DIVY)
Reality Shares DIVCON Leaders Dividend ETF (LEAD)
Reality Shares DIVCON Dividend Defender ETF (DFND)
Reality Shares DIVCON Dividend Guard ETF (GARD)

Annual Report

October 31, 2017

The financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Not FDIC Insured • No Bank Guarantee • May Lose Value

ALPS Distributors, Inc., distributor.

Letter to Shareholders (Unaudited)

Dear Shareholder:

The “Goldilocks” story of the equity and bond markets continues in 2017, now with new characters, and no shortage of subplots. In fact, the U.S. economic and market backdrop harkens to the “not-so little engine that could,” as the U.S. economy keeps chugging along. During 2017, investors digested a full plate of economic and market data, as well as an added layer of geo-political risk, and maintained a slow and steady investment mood in a “melt-up”* equity market. In fact, the U.S. equity market is now on track to add one more year to the already near-historic 8-year bull run.

According to Standard & Poor’s, 2017 also looks to reach another record in corporate dividend payouts,1 positively impacting our dividend-focused exchange-traded funds (ETFs). Corporate earnings continue to be a catalyst for positive momentum in the market and a strong driver of dividend flows to shareholders. If there was any weakness in U.S. equity markets, the energy sector seemed to be involved, evidenced by cascading oil prices early in the period. Dividend payouts from energy stocks underperformed the market during Q1 and Q2 as the price of crude oil seesawed and ultimately fell to nearly $43 per barrel this past summer before bouncing back in Q3 and Q4. Nonetheless, the energy sector is now poised to potentially lead S&P 500 earnings in Q4 and into 2018.2 We believe there is a case to be made for an inflow of dividend increases now that the price of crude has stabilized and energy stocks are climbing back into positive territory. With new tax legislation seemingly on the horizon, President Trump’s proposed tax reforms might welcome the return of overseas U.S. profits that could potentially be returned to investors in the form of new or increased dividends.

Current pending tax legislation and a collection of market factors could continue to drive dividend growth expectations higher into 2018. While the S&P 500 reached another milestone in total dividend payouts in Q3, corporate dividend cuts have been reduced by 85% since 2016.3 In addition, our proprietary market indicator, the Reality Shares Guard Indicator, has been positive for over 200 days4 as of November 15th, reflecting near-term stable market expectations.

Given the current political, economic, and financial backdrop underpinning the market, spurts of volatility are certainly possible. Here however Reality Shares believes high quality companies with strong balance sheets and the potential to raise dividend payouts are well suited for today’s environment. We are focused on the value of dividend growth and strive to provide investors and advisors unique investment ETF’s to access the benefits of dividend growth investing.

Thank you for your confidence in Reality Shares.

Sincerely,

Eric R. Ervin President and CEO Reality Shares, Inc.

November 15, 2017

Eric R. Ervin is a Registered Representative of ALPS Distributors, Inc.

[1]	S&P Global, Howard Silverblatt, October 3, 2017
[2]	FactSet, Earnings Insight, John Butters, October 27, 2017. The S&P 500® Index is a broad-based, unmanaged American stock market index based on the market capitalizations of 500 large-cap companies having common stock listed on the NYSE or NASDAQ
[3]	S&P Global, S&P Dow Jones Indices Reports Increased
[4]	Reality Shares, Guard Indicator, November 15, 2017
*	Melt-up is defined as an unexpected improvement in the investment performance of an asset class driven partly by a stampede of investors who don't want to miss out on its rise rather than by fundamental improvements in the economy.

Reality Shares ETF Trust     1

Management Discussion and Fund Performance Summaries (Unaudited)

Reality Shares DIVS ETF (DIVY)

The Reality Shares DIVS ETF (DIVY) actively targets long-term capital appreciation generated by dividend growth expectations of some of the largest companies in the U.S. while also attempting to do so with lower relative volatility and lower market correlation. For the 12-months ended October 31, 2017, the Fund’s net asset value (NAV) return of 7.77% significantly outperformed the 0.90% return of the Barclay’s U.S. Aggregate Bond Index,1 while also outperforming the HFRX Global Hedge Fund Index,2 which returned 6.98%. New milestones were reached in dividend growth from companies in the S&P 500,3 and positive sentiment continued for the potential domestic cash inflow from new U.S. tax policy, both of which drove dividend growth expectations higher during the period.

DIVY’s overall performance was enhanced owing to a strong showing in the Financials sector, after another round of successful stress tests this summer. Many bank stocks increased their dividend payouts immediately after passing their stress tests, boosting overall market dividend growth. The Energy sector experienced volatility in the first half of 2017, but a turnaround in earnings growth in the sector has now raised dividend growth expectations for the S&P 500 index in the fourth quarter and thereafter. These have all contributed positively to DIVY’s return as the Fund actively targets long-term capital appreciation generated by dividend growth expectations. Since its inception on December 18, 2014 through October 31, 2017 DIVY had a 15.50% cumulative NAV return, compared to the Barclays U.S. Aggregate Bond Index at 6.72%, and the HRFX Global Hedge Fund Index at 5.74% for the same period.

We feel the Fund is well positioned to benefit from continued strong dividend growth expectations (per Howard Silverblatt of S&P Global).5 We have focused on longer-term positions as any changes in tax policy and potential repatriation of income could help support U.S. dividend growth expectations.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2017
		Since Inception (December 18, 2014)
Fund
NAV Return	7.77%	5.15%
Market Price	8.45%	5.13%
Index
Barclays US Aggregate Bond Index	0.90%	2.29%
HRFX Global Hedge Fund Index	6.98%	1.96%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

2     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries (Unaudited) (continued)

Reality Shares DIVCON Leaders Dividend ETF (LEAD)

The Reality Shares DIVCON Leaders Dividend ETF (LEAD) seeks to invest in the large-cap U.S. companies with the highest likelihood of dividend increases as rated by DIVCON.4 These stocks can often have strong balance sheets and other positive fundamentals that contribute to overall dividend health. For the 12 months ended October 31, 2017, the LEAD ETF generated a NAV return of 24.29%, outpacing the 23.63% return of the S&P 500 Index. New-highs in dividend payouts of the S&P 500 drove LEAD’s performance during this period.

It is the belief of portfolio management that stocks with the highest rates of dividend growth also have the potential to be reflective of higher earnings growth. This year, sectors like information technology and financials recorded improving rates of dividend growth, driving the strong relative results of LEAD. The current interest rate environment continues to impact sectors that are sensitive to rate increases. With its rules-based index methodology based on DIVCON ratings, LEAD has little exposure to the materials sector, and no exposure to the energy sector. Focusing on companies that exhibit strong dividend growth, LEAD has performed in-line with the S&P 500 with no exposure to high-profile technology stocks like Google (Alphabet), Facebook and Amazon that pay no regular dividends. In the last 12 months, the Fund has benefited from results of Nvidia corporation, whose stock price has doubled over the last year, and Texas Instruments who raised its dividend by 23% this year.

Looking ahead, portfolio management believes that earnings growth for the S&P 500 index companies will continue into 2018, and that dividend growth in these large-cap stocks can potentially follow. Dividend payouts are also expected to reach a new high to end the year, marking the eighth year of consecutive gains.5 Newly-appointed Fed chairman Jerome Powell may alter the schedule of interest rate change when his term begins next year, but the equity market and geo-political climate are showing signs of stability. We feel that the high quality companies (as indicated by DIVCON) in the LEAD ETF are well positioned in this environment, as slow and steady economic growth could help to shine light on the highest quality dividend growers.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2017
		Since Inception (January 6, 2016)
Fund
NAV Return	24.29%	14.14%
Market Price	24.08%	14.20%
Index
DIVCON Leaders Dividend Index	25.32%	14.87%
S&P 500 Total Return Index	23.63%	16.76%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     3

Management Discussion and Fund Performance Summaries (Unaudited) (continued)

Reality Shares DIVCON Dividend Defender ETF (DFND)

The Reality Shares DIVCON Dividend Defender ETF (DFND) utilizes a hedged-equity portfolio (long and short stock positions). DFND’s rules-based strategy invests 75% of its portfolio market value in large-cap stocks with the highest probability of dividend increases within a year, as analyzed and rated by DIVCON. The remaining 25% of the portfolio market value is a short position6 in the U.S. large cap stocks with the highest probability of cutting their dividends within a year as measured by DIVCON.

During the 12-month period ending October 31, 2017, the Fund generated a NAV return of 16.23%, compared to returns of the HRFX Equity Hedge Index7 at 9.69%. Led by the strong performance by holdings such as Nvidia and other long positions, these results were balanced by mixed results of the short position. CenturyLink, one of the Fund’s short holdings, saw its stock price fall over 20% in the last 12 months, contributing positively to DFND’s performance.

Currently, the Fund’s 3-to-1 long/short hedged strategy includes sector overweight long positions in industrials, consumer staples and information technology. DFND’s strategic allocation also seeks additional returns from sectors that may show weakness going forward through short positions in utilities and energy, and no exposure to real estate. Going forward, portfolio management believes the combination of long and short positions in DFND could help to balance results in the event of some short-term periods of equity market volatility.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2017
		Since Inception (January 14, 2016)
Fund
NAV Return	16.23%	5.83%
Market Price	16.28%	5.97%
Index
DIVCON Dividend Defender Index	16.99%	6.65%
HFRX Equity Hedged Index	9.69%	6.58%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

4     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries (Unaudited) (continued)

Reality Shares DIVCON Dividend Guard ETF (GARD)

The Reality Shares DIVCON Dividend Guard ETF (GARD) delivered positive results during the period as the Fund benefited from its long position for the second half of the period. Because the Fund has the ability to dynamically adjust its portfolio exposure based on equity market strength as measured by the Reality Shares Guard Indicator, it can offer an additional layer of risk management if volatility increases.8 If the Guard Indicator signals a weak market, the Fund’s long position is reduced to 50% of the portfolio’s value, while the remaining 50% is allocated to short positions in U.S large-cap stocks. In the 12-month period ending October 31, 2017 GARD has generated NAV cumulative returns of 15.47%, underperforming the 23.63% return of the S&P 500 Index.

The Fund’s predictive, rules-based strategy will switch to a hedged strategy should the risk of broad market declines emerge from market events, or geo-political risks. GARD’s dynamic portfolio switched from a hedged position to an all-long strategy on March 9, 2017, benefitting from strong performance in the consumer staples, industrials, and technology sectors. Top Fund holding Scripps Network Interactive returned nearly 26% over the last 12 months, adding to the Fund’s performance.

Currently, the Fund has no sector exposure to telecommunications, energy, utilities, or real estate, and as of this writing, the Guard Indicator has reported nine out of eleven broad market equity sectors are still in positive territory. Portfolio management will watch for potential overall market declines by monitoring the Guard Indicator closely, and look to continue the Fund’s positive performance next year. With its current position in stocks that were selected based on potential dividend increases (according to the Reality Shares DIVCON dividend health rating system), portfolio management feels that the Fund’s high quality companies (as indicated by DIVCON) have the potential to deliver attractive relative results over the long-term, with the market hedge as another means of risk management if equity markets show any signs of weakness.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2017
		Since Inception (January 14, 2016)
Fund
NAV Return	15.47%	-0.81%
Market Price	15.51%	-0.73%
Index
DIVCON Dividend Guard Index	16.45%	0.09%
S&P 500 Total Return Index	23.63%	21.23%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     5

Management Discussion and Fund Performance Summaries (Unaudited) (concluded)

[1]	Barclays U.S. Aggregate Bond Index measures the performance of the total U.S. investment-grade bond market.
[2]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index includes multiple investment strategies that employ sophisticated quantitative techniques, and that maintain positions in equity derivative securities and other instruments.
[3]	The S&P 500® Index is a broad-based, unmanaged American stock market index based on the market capitalizations of 500 large-cap companies having common stock listed on the NYSE or NASDAQ.
[4]	DIVCON® is a dividend health rating system created by Reality Shares Advisors, LLC which assesses the likelihood that companies will grow or cut their dividends.
[5]	S&P Global, Howard Silverblatt, October 3, 2017
[6]	A short, or short stock position, is a directional trading or investment strategy where the shares of borrowed stock are sold in the open market, with the belief that the security’s price will decline, enabling it to be bought back at a lower price to make a profit.
[7]	HFRX Equity Hedge Index tracks equity hedge strategies that employ sophisticated quantitative techniques. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities.
[8]	The Guard Indicator is a quantitative tool gauging market strength by comparing technical trends in market price and volatility to historical averages.

Disclosures:

The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter.

Performance data current to the most recent month end may be obtained by visiting www.realityshares.com. The investment return and principal value of an investment will fluctuate, so that shares, when sold or redeemed, may be worth more or less than their original cost.

Investing involves risks, including possible loss of principal. Past performance does not guarantee future results. There is no assurance the stated objective(s) will be met. Not FDIC insured.

The DIVY Fund is actively managed and may fail to achieve its investment objective. There is no guarantee the Fund’s investment strategies will be successful. The Fund’s derivative investments in swaps, futures and forwards are subject to a number of risks, including correlation risk, market risk, counterparty credit risk and liquidity risk, which may negatively impact the Fund’s investment strategies and could cause the Fund to lose money. The Fund does not capture dividend payments or generate dividend income, and is not appropriate for investors seeking dividend income. The Fund uses a dividend isolation strategy whereby investment returns are based primarily on the change in expected dividend values reflected in the prices of the Fund's portfolio holdings.

For LEAD, DFND and GARD, there is no guarantee or assurance the methodology used to create the respective Benchmark Index will result in the Fund achieving positive returns. The Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund. Each Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets that produce inferior investment returns or provide exposure to greater risk of loss. The investment portfolio for DFND includes securities sold short. The investment portfolio for GARD may include securities sold short. Securities sold short create special risks which may result in increased volatility of returns and counter-party risk. Investments in short sales may also incur dividend and borrowing expenses and may result in the Fund being less tax-efficient.

This material must be preceded or accompanied by a prospectus.

DIVY does not capture dividend payments and is not intended for investors seeking dividend income. Companies that have historically paid dividends can stop paying dividends without notice.

Reality Shares Advisors, LLC is the Investment Advisor. ALPS Distributors, Inc. is the Distributor for the Fund. ALPS Distributors, Inc. is not affiliated with Reality Shares Advisors, LLC.

6     Reality Shares ETF Trust

Shareholder Expense Example (Unaudited)
October 31, 2017

As a shareholder of one or more Funds of the Reality Shares ETF Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The actual and hypothetical expense examples in the table below are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period Per $1,000” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value October 31, 2017	Annualized Expense Ratio for the Period	Expenses Paid During Period Per $1,000
Reality Shares DIVS ETF
Actual	$1,000.00	$1,003.80	0.85%	$4.29
Hypothetical(1)	$1,000.00	$1,020.92	0.85%	$4.33	*
Reality Shares DIVCON Leaders Dividend ETF
Actual	$1,000.00	$1,078.60	0.43%	$2.25
Hypothetical(1)	$1,000.00	$1,023.04	0.43%	$2.19	*
Reality Shares DIVCON Dividend Defender ETF
Actual	$1,000.00	$1,053.90	1.22%	$6.32
Hypothetical(1)	$1,000.00	$1,019.06	1.22%	$6.21	*
Reality Shares DIVCON Dividend Guard ETF
Actual	$1,000.00	$1,073.70	0.85%	$4.44
Hypothetical(1)	$1,000.00	$1,020.92	0.85%	$4.33	*
(1)	5% return before expenses.
*	Hypothetical Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

Reality Shares ETF Trust     7

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2017

	Principal/ Shares	Value
Treasury Bills – 98.3%(a)
U.S. Treasury Bill, 12/28/2017(b)	$1,585,000	$1,582,403
U.S. Treasury Bill, 01/11/2018	9,223,000	9,204,128
U.S. Treasury Bill, 02/01/2018	7,180,000	7,159,266
U.S. Treasury Bill, 03/08/2018	5,021,000	5,000,088
U.S. Treasury Bill, 02/08/2018(b)	5,785,000	5,767,262
U.S. Treasury Bill, 03/15/2018	5,063,000	5,040,720
U.S. Treasury Bill, 03/22/2018	7,741,000	7,704,721
U.S. Treasury Bill, 03/29/2018	6,838,000	6,804,054
U.S. Treasury Bill, 04/12/2018	3,699,000	3,678,601
U.S. Treasury Bill, 04/19/2018	659,000	655,210
(Cost $52,601,613)		52,596,453
Money Markets and Cash Equivalents – 0.2%
Blackrock Federal FD 30 Instl, 0.94%(b)(c)	100,000	100,000
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.21%(c)	762	762
(Cost $100,762)		100,762
Total Investments – 98.5% (Cost $52,702,375)		52,697,215
Other Assets in Excess of Liabilities – 1.5%		818,582
Net Assets – 100.0%		$53,515,797
(a)	The security was issued on a discount basis with no stated coupon rate.
(b)	All or a portion of the security has been pledged to the broker for swap positions.
(c)	Reflects the 7-day yield at October 31, 2017.

Dividend swaps outstanding at October 31, 2017+:

Underlying Index	Counterparties*	Expiration Date	Notional Amount Long (Short)**	Value/ Unrealized Appreciation (Depreciation)
S&P 500	Societe Generale	12/29/2017	$(629,200)	$7,150
S&P 500	BNP Paribas	12/31/2017	(9,156,118)	570,247
S&P 500	JP Morgan	12/31/2017	(284,445)	23,940
S&P 500	Morgan Stanley	12/31/2017	(499,688)	2,050
S&P 500	BNP Paribas	12/31/2018	(13,519,505)	1,499,995
S&P 500	JP Morgan	12/31/2018	(284,760)	47,250
S&P 500	BNP Paribas	12/31/2019	(7,628,650)	240,950
S&P 500	JP Morgan	12/31/2019	(4,196,300)	421,625
S&P 500	Morgan Stanley	12/31/2019	(1,902,250)	10,500
S&P 500	Societe Generale	12/31/2019	(1,270,800)	40,800
S&P 500	BNP Paribas	12/31/2020	(6,751,910)	3,098
S&P 500	JP Morgan	12/31/2020	(699,600)	(21,840)
S&P 500	Morgan Stanley	12/31/2020	(2,808,750)	15,250
S&P 500	Societe Generale	12/31/2020	(3,815,000)	138,600
S&P 500	BNP Paribas	12/31/2021	(3,503,200)	(69,400)
S&P 500	Morgan Stanley	12/31/2021	(499,815)	6,525
S&P 500	Societe Generale	12/31/2021	(501,813)	7,438
S&P 500	BNP Paribas	12/31/2022	(1,125,670)	4,550
				$2,948,728
Cash received from the broker for swap positions in the amount of $2,090,000.
Cash and securities pledged to the broker for swap positions in the amount of $1,211,919.
+	See note 7 in the notes to financial statements for more information regarding dividend swaps.
*	At contract maturity, the Fund pays to/receives from the counterparty the net difference between the expected dividend value and the actual dividend value.
**	Represents gross notional exposure on the fixed leg of the swap contract.

The accompanying notes are an integral part of these financial statements.

8     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017.

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Treasury Bills	$—	$52,596,453	$—	$52,596,453
Money Markets and Cash Equivalents	100,762	—	—	100,762
Other Financial Instruments***	—	3,039,968	—	3,039,968
Total Assets	$100,762	$55,636,421	$—	$55,737,183
Liabilities
Other Financial Instruments***	$—	$(91,240)	$—	$(91,240)
Total Liabilities	$—	$(91,240)	$—	$(91,240)
***	Other financial instruments include dividend swaps. Dividend swaps are presented at gross unrealized appreciation (depreciation).

During the year ended October 31, 2017, there were no transfers between Levels. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any level 3 securities for the year ended October 31, 2017.

Summary of Schedule of Investments

Industry	% of Net Assets
Treasury Bills	98.3%
Money Markets and Cash Equivalents	0.2
Total Investments	98.5
Other Assets in Excess of Liabilities	1.5
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     9

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2017

	Shares	Value
Common Stocks – 99.5%
Aerospace & Defense – 2.0%
Northrop Grumman Corp.	1,936	$572,146
Air Freight & Logistics – 4.0%
Expeditors International of Washington, Inc.	9,757	569,614
FedEx Corp.	2,609	589,138
		1,158,752
Airlines – 1.9%
Southwest Airlines Co.	10,496	565,315
Auto Components – 2.4%
Lear Corp.	4,016	705,169
Beverages – 3.9%
Brown-Forman Corp., Class B	11,202	638,738
Dr Pepper Snapple Group, Inc.	5,882	503,852
		1,142,590
Building Products – 2.1%
AO Smith Corp.	10,478	620,298
Capital Markets – 4.2%
S&P Global, Inc.	4,500	704,115
Thomson Reuters Corp.	11,299	529,245
		1,233,360
Chemicals – 2.1%
PPG Industries, Inc.	5,151	598,752
Commercial Services & Supplies – 2.3%
Cintas Corp.	4,493	669,637
Communications Equipment – 3.8%
Cisco Systems, Inc.	16,555	565,353
Motorola Solutions, Inc.	6,102	552,475
		1,117,828
Food & Staples Retailing – 1.5%
CVS Health Corp.	6,590	451,613
Food Products – 9.2%
Hormel Foods Corp.	15,368	478,867
Ingredion, Inc.	4,215	528,350
JM Smucker Co. (The)	4,038	428,230
McCormick & Co., Inc.	5,535	550,898
Tyson Foods, Inc., Class A	9,804	714,810
		2,701,155
Health Care Equipment & Supplies – 7.1%
Becton Dickinson and Co.	2,970	619,750
CR Bard, Inc.	2,388	781,043
Stryker Corp.	4,365	676,008
		2,076,801
Health Care Providers & Services – 4.0%
Quest Diagnostics, Inc.	5,579	523,199
UnitedHealth Group, Inc.	3,006	631,921
		1,155,120
Hotels Restaurants & Leisure – 1.7%
Starbucks Corp.	8,922	489,283
Household Products – 1.8%
Church & Dwight Co., Inc.	11,451	517,242
Industrial Conglomerates – 2.2%
3M Co.	2,806	645,913

	Shares	Value
Insurance – 2.1%
Unum Group	11,687	$608,191
IT Services – 5.1%
Mastercard, Inc., Class A	5,076	755,157
Visa, Inc., Class A	6,741	741,375
		1,496,532
Machinery – 7.4%
Illinois Tool Works, Inc.	3,987	624,045
Ingersoll-Rand PLC	6,865	608,239
Snap-on, Inc.	3,008	474,602
Wabtec Corp.	5,985	457,853
		2,164,739
Media – 2.1%
Scripps Networks Interactive, Inc., Class A	7,335	610,859
Personal Products – 2.5%
Estee Lauder Cos., Inc. (The), Class A	6,444	720,504
Pharmaceuticals – 2.1%
Johnson & Johnson	4,350	606,433
Professional Services – 1.6%
Equifax, Inc.	4,371	474,385
Semiconductors & Semiconductor – 8.8%
KLA-Tencor Corp.	6,438	701,034
NVIDIA Corp.	5,549	1,147,589
Texas Instruments, Inc.	7,529	727,979
		2,576,602
Software – 2.3%
Intuit, Inc.	4,520	682,610
Specialty Retail – 5.3%
Foot Locker, Inc.	6,743	202,829
Ross Stores, Inc.	7,485	475,223
TJX Cos., Inc. (The)	6,685	466,613
Tractor Supply Co.	6,623	399,102
		1,543,767
Textiles, Apparel & Luxury Goods – 4.0%
NIKE, Inc., Class B	10,189	560,293
VF Corp.	8,842	615,845
		1,176,138
Total Common Stocks
(Cost $27,239,386)		29,081,734
Treasury Bills – 0.5%(a)
U.S. Treasury Bill, 03/29/2018	114,000	113,434
U.S. Treasury Bill, 04/26/2018	20,000	19,880
(Cost $133,339)		133,314
Money Markets and Cash Equivalents – 0.0%(b)
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.21%(c)
(Cost $1,965)	1,965	1,965
Total Investments – 100.0%
(Cost $27,374,690)		29,217,013
Other Assets in Excess of Liabilities – 0.0%(b)		12,405
Net Assets – 100.0%		$29,229,418
(a)	The security was issued on a discount basis with no stated coupon rate.
(b)	Rounds to less than 0.1%.
(c)	Reflects the 7-day yield at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

10     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017.

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Common Stocks*	$29,081,734	$—	$—	$29,081,734
Treasury Bills	—	133,314	—	133,314
Money Markets and Cash Equivalents	1,965	—	—	1,965
Total Assets	$29,083,699	$133,314	$—	$29,217,013
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2017, there were no transfers between Levels. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any level 3 securities for the year ended October 31, 2017.

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	2.0%
Air Freight & Logistics	4.0
Airlines	1.9
Auto Components	2.4
Beverages	3.9
Building Products	2.1
Capital Markets	4.2
Chemicals	2.1
Commercial Services & Supplies	2.3
Communications Equipment	3.8
Food & Staples Retailing	1.5
Food Products	9.2
Health Care Equipment & Supplies	7.1
Health Care Providers & Services	4.0
Hotels Restaurants & Leisure	1.7
Household Products	1.8
Industrial Conglomerates	2.2
Insurance	2.1
IT Services	5.1
Machinery	7.4
Media	2.1
Personal Products	2.5
Pharmaceuticals	2.1
Professional Services	1.6
Semiconductors & Semiconductors	8.8
Software	2.3
Specialty Retail	5.3
Textiles, Apparel & Luxury Goods	4.0
Treasury Bills	0.5
Money Markets and Cash Equivalents	0.0	(a)
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0	(a)
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     11

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2017

	Shares	Value
Common Stocks(a) – 78.4%
Aerospace & Defense – 1.6%
Northrop Grumman Corp.	205	$60,584
Air Freight & Logistics – 3.1%
Expeditors International of Washington, Inc.	1,029	60,073
FedEx Corp.	274	61,872
		121,945
Airlines – 1.5%
Southwest Airlines Co.	1,107	59,623
Auto Components – 1.9%
Lear Corp.	423	74,275
Beverages – 3.1%
Brown-Forman Corp., Class B	1,183	67,455
Dr Pepper Snapple Group, Inc.	620	53,109
		120,564
Building Products – 1.7%
AO Smith Corp.	1,106	65,475
Capital Markets – 3.3%
S&P Global, Inc.	475	74,323
Thomson Reuters Corp.	1,192	55,834
		130,157
Chemicals – 1.6%
PPG Industries, Inc.	543	63,118
Commercial Services & Supplies – 1.8%
Cintas Corp.	475	70,794
Communications Equipment – 3.0%
Cisco Systems, Inc.	1,748	59,694
Motorola Solutions, Inc.	644	58,308
		118,002
Food & Staples Retailing – 1.2%
CVS Health Corp.	696	47,697
Food Products – 7.3%
Hormel Foods Corp.	1,622	50,541
Ingredion, Inc.	445	55,781
JM Smucker Co. (The)	426	45,177
McCormick & Co., Inc.	584	58,126
Tyson Foods, Inc., Class A	1,034	75,389
		285,014
Health Care Equipment & Supplies – 5.6%
Becton Dickinson and Co.	314	65,522
CR Bard, Inc.	253	82,749
Stryker Corp.	459	71,085
		219,356
Health Care Providers & Services – 3.1%
Quest Diagnostics, Inc.	589	55,236
UnitedHealth Group, Inc.	318	66,850
		122,086
Hotels Restaurants & Leisure – 1.3%
Starbucks Corp.	942	51,659
Household Products – 1.4%
Church & Dwight Co., Inc.	1,208	54,565
Industrial Conglomerates – 1.7%
3M Co.	296	68,136

	Shares	Value
Insurance – 1.6%
Unum Group	1,233	$64,165
IT Services – 4.0%
Mastercard, Inc., Class A	536	79,741
Visa, Inc., Class A	710	78,086
		157,827
Machinery – 5.8%
Illinois Tool Works, Inc.	421	65,895
Ingersoll-Rand PLC	724	64,146
Snap-on, Inc.	318	50,174
Wabtec Corp.	632	48,348
		228,563
Media – 1.7%
Scripps Networks Interactive, Inc., Class A	775	64,542
Personal Products – 2.0%
Estee Lauder Cos., Inc. (The), Class A	680	76,031
Pharmaceuticals – 1.6%
Johnson & Johnson	459	63,989
Professional Services – 1.3%
Equifax, Inc.	462	50,141
Semiconductors & Semiconductor – 7.0%
KLA-Tencor Corp.	680	74,045
NVIDIA Corp.	585	120,984
Texas Instruments, Inc.	795	76,869
		271,898
Software – 1.8%
Intuit, Inc.	476	71,886
Specialty Retail – 4.2%
Foot Locker, Inc.	711	21,387
Ross Stores, Inc.	789	50,094
TJX Cos., Inc. (The)	705	49,209
Tractor Supply Co.	698	42,061
		162,751
Textiles, Apparel & Luxury Goods – 3.2%
NIKE, Inc., Class B	1,076	59,169
VF Corp.	932	64,914
		124,083
Total Common Stocks
(Cost $2,711,704)		3,068,926
Treasury Bills – 21.1%(b)
U.S. Treasury Bill, 03/29/2018	543,000	540,304
U.S. Treasury Bill, 04/12/2018	286,000	284,423
(Cost $824,880)		824,727
Money Markets and Cash Equivalents – 0.0%(c)
Blackrock Federal FD 30 Instl, 0.94%(d)
(Cost $128)	128	128
Total Investments Before Securities Sold Short
(Cost $3,536,712)		3,893,781
Securities Sold Short
Common Stocks – (23.1)%
Aerospace & Defense – (2.4)%
Arconic, Inc.	(3,697)	(92,869)

The accompanying notes are an integral part of these financial statements.

12     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2017

	Shares	Value
Diversified Financial Services – (2.2)%
Leucadia National Corp.	(3,408)	$(86,222)
Diversified Telecommunication – (1.6)%
CenturyLink, Inc.	(3,274)	(62,173)
Electric Utilities – (5.1)%
Exelon Corp.	(2,587)	(104,023)
FirstEnergy Corp.	(2,914)	(96,017)
		(200,040)
Insurance – (5.6)%
Loews Corp.	(1,454)	(71,987)
Progressive Corp. (The)	(3,047)	(148,237)
		(220,224)

	Shares	Value
Oil, Gas & Consumable Fuels – (6.2)%
EQT Corp.	(1,101)	$(68,857)
Hess Corp.	(1,202)	(53,080)
Marathon Oil Corp.	(4,177)	(59,397)
Pioneer Natural Resources Co.	(402)	(60,167)
		(241,501)
Total Securities Sold Short
[Proceeds $(833,282)]		(903,029)
Total Investments – 76.4%
(Cost $2,703,430)		2,990,752
Other Assets in Excess of Liabilities(a) – 23.6%		921,293
Net Assets – 100.0%		$3,912,045
(a)	Substantially all the securities, or a portion thereof, have been pledged as collateral for open short positions by the Fund. The aggregate market value of the collateral at October 31, 2017 was $3,991,071, which includes cash in the amount of $922,074.
(b)	The security was issued on a discount basis with no stated coupon rate.
(c)	Rounds to less than 0.1%.
(d)	Reflects the 7-day yield at October 31, 2017.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017.

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Common Stocks*	$3,068,926	$—	$—	$3,068,926
Treasury Bills	—	824,727	—	824,727
Money Markets and Cash Equivalents	128	—	—	128
Total Assets	$3,069,054	$824,727	$—	$3,893,781
Liabilities
Common Stocks*	$(903,029)	$—	$—	$(903,029)
Total Liabilities	$(903,029)	$—	$—	$(903,029)
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2017, there were no transfers between Levels. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any level 3 securities for the year ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     13

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2017

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	(0.8)%
Air Freight & Logistics	3.1
Airlines	1.5
Auto Components	1.9
Beverages	3.1
Building Products	1.7
Capital Markets	3.3
Chemicals	1.6
Commercial Services & Supplies	1.8
Communications Equipment	3.0
Diversified Financial Services	(2.2)
Diversified Telecommunication	(1.6)
Electric Utilities	(5.1)
Food & Staples Retailing	1.2
Food Products	7.3
Health Care Equipment & Supplies	5.6
Health Care Providers & Services	3.1
Hotels Restaurants & Leisure	1.3
Household Products	1.4
Industrial Conglomerates	1.7
Insurance	(4.0)
IT Services	4.0
Machinery	5.8
Media	1.7
Oil, Gas & Consumable Fuels	(6.2)
Personal Products	2.0
Pharmaceuticals	1.6
Professional Services	1.3
Semiconductors & Semiconductor	7.0
Software	1.8
Specialty Retail	4.2
Textiles, Apparel & Luxury Goods	3.2
Treasury Bills	21.1
Money Markets and Cash Equivalents	0.0 (a)
Total Investments	76.4
Other Assets in Excess of Liabilities	23.6
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

14     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2017

	Shares	Value
Common Stocks – 99.6%
Aerospace & Defense – 2.2%
Northrop Grumman Corp.	173	$51,127
Air Freight & Logistics – 4.2%
Expeditors International of Washington, Inc.	796	46,471
FedEx Corp.	224	50,581
		97,052
Airlines – 1.8%
Southwest Airlines Co.	784	42,226
Auto Components – 2.5%
Lear Corp.	336	58,998
Beverages – 3.9%
Brown-Forman Corp., Class B	942	53,713
Dr Pepper Snapple Group, Inc.	442	37,862
		91,575
Building Products – 2.2%
AO Smith Corp.	871	51,563
Capital Markets – 4.3%
S&P Global, Inc.	346	54,139
Thomson Reuters Corp.	979	45,856
		99,995
Chemicals – 2.0%
PPG Industries, Inc.	395	45,915
Commercial Services & Supplies – 2.3%
Cintas Corp.	366	54,549
Communications Equipment – 3.8%
Cisco Systems, Inc.	1,262	43,097
Motorola Solutions, Inc.	499	45,180
		88,277
Food & Staples Retailing – 1.6%
CVS Health Corp.	561	38,445
Food Products – 9.4%
Hormel Foods Corp.	1,300	40,508
Ingredion, Inc.	356	44,625
JM Smucker Co. (The)	340	36,057
McCormick & Co., Inc.	424	42,201
Tyson Foods, Inc., Class A	763	55,630
		219,021
Health Care Equipment & Supplies – 6.6%
Becton Dickinson and Co.	230	47,994
CR Bard, Inc.	173	56,583
Stryker Corp.	321	49,714
		154,291
Health Care Providers & Services – 4.0%
Quest Diagnostics, Inc.	429	40,232
UnitedHealth Group, Inc.	250	52,555
		92,787
Hotels Restaurants & Leisure – 1.8%
Starbucks Corp.	756	41,459
Household Products – 1.6%
Church & Dwight Co., Inc.	852	38,485
Industrial Conglomerates – 2.2%
3M Co.	218	50,181

	Shares	Value
Insurance – 2.1%
Unum Group	928	$48,293
IT Services – 4.8%
Mastercard, Inc., Class A	393	58,467
Visa, Inc., Class A	493	54,220
		112,687
Machinery – 7.7%
Illinois Tool Works, Inc.	324	50,713
Ingersoll-Rand PLC	525	46,515
Snap-on, Inc.	262	41,338
Wabtec Corp.	548	41,922
		180,488
Media – 2.0%
Scripps Networks Interactive, Inc., Class A	563	46,887
Personal Products – 2.4%
Estee Lauder Cos., Inc. (The), Class A	495	55,346
Pharmaceuticals – 2.0%
Johnson & Johnson	337	46,981
Professional Services – 1.5%
Equifax, Inc.	316	34,295
Semiconductors & Semiconductor – 8.2%
KLA-Tencor Corp.	441	48,021
NVIDIA Corp.	430	88,928
Texas Instruments, Inc.	576	55,693
		192,642
Software – 2.4%
Intuit, Inc.	370	55,877
Specialty Retail – 5.9%
Foot Locker, Inc.	592	17,807
Ross Stores, Inc.	677	42,983
TJX Cos., Inc. (The)	575	40,135
Tractor Supply Co.	609	36,698
		137,623
Textiles, Apparel & Luxury Goods – 4.2%
NIKE, Inc., Class B	803	44,157
VF Corp.	768	53,491
		97,648
Total Common Stocks
(Cost $2,149,117)		2,324,713
Treasury Bill – 0.4%(a)
U.S. Treasury Bill, 03/29/2018
(Cost $9,952)	10,000	9,950
Money Markets and Cash Equivalents – 0.0%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 1.21%(b)
(Cost $1,033)	1,033	1,033
Total Investments – 100.0%
(Cost $2,160,102)		2,335,696
Liabilities in Excess of Other Assets – 0.0%(c)		(150)
Net Assets – 100.0%		$2,335,546
(a)	The security was issued on a discount basis with no stated coupon rate.
(b)	Reflects the 7-day yield at October 31, 2017.
(c)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     15

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017.

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Common Stocks*	$2,324,713	$—	$—	$2,324,713
Treasury Bill	—	9,950	—	9,950
Money Markets and Cash Equivalents	1,033	—	—	1,033
Total Assets	$2,325,746	$9,950	$—	$2,335,696
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2017, there were no transfers between Levels. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any level 3 securities for the year ended October 31, 2017.

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	2.2%
Air Freight & Logistics	4.2
Airlines	1.8
Auto Components	2.5
Beverages	3.9
Building Products	2.2
Capital Markets	4.3
Chemicals	2.0
Commercial Services & Supplies	2.3
Communications Equipment	3.8
Food & Staples Retailing	1.6
Food Products	9.4
Health Care Equipment & Supplies	6.6
Health Care Providers & Services	4.0
Hotels Restaurants & Leisure	1.8
Household Products	1.6
Industrial Conglomerates	2.2
Insurance	2.1
IT Services	4.8
Machinery	7.7
Media	2.0
Personal Products	2.4
Pharmaceuticals	2.0
Professional Services	1.5
Semiconductors & Semiconductors	8.2
Software	2.4
Specialty Retail	5.9
Textiles, Apparel & Luxury Goods	4.2
Treasury Bill	0.4
Money Markets and Cash Equivalents	0.0	(a)
Total Investments	100.0
Liabilities in Excess of Other Assets	0.0	(a)
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

16     Reality Shares ETF Trust

Statements of Assets and Liabilities
October 31, 2017

	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Assets:
Investments, at value	$52,697,215	#	$29,217,013	$3,893,781	$2,335,696
Cash held at broker for securities sold short	—		—	922,074	—
Receivables
Dividend receivable	—		14,227	1,644	1,134
Capital stock received	—		1,494,638	—	—
Interest receivable	—		2	22	—
Unrealized appreciation on swaps (Note 7)	3,039,968		—	—	—
Total Assets	55,737,183		30,725,880	4,817,521	2,336,830
Liabilities:
Due to custodian	4		4	—	3
Securities sold short, at value	—		—	903,029	—
Payables
Investment securities purchased	—		1,487,653	—	—
Interest Payable	1,535		—	—	—
Advisory fees (Note 4)	38,607		8,805	2,447	1,281
Unrealized depreciation on swaps (Note 7)	91,240		—	—	—
Due to broker for swaps	2,090,000		—	—	—
Total Liabilities	2,221,386		1,496,462	905,476	1,284
Net Assets	$53,515,797		$29,229,418	$3,912,045	$2,335,546
Net Assets Consist of:
Paid-in capital	$50,110,305		$27,342,307	$3,700,619	$2,530,806
Undistributed (accumulated) net investment income (loss)	(24,182)		20,248	—	1,318
Undistributed (accumulated) net realized gain (loss) on investments, swaps and securities sold short	486,106		24,540	(75,896)	(372,172)
Net unrealized appreciation on investments, swaps and securities sold short	2,943,568		1,842,323	287,322	175,594
Net Assets	$53,515,797		$29,229,418	$3,912,045	$2,335,546
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	2,054,348		975,000	150,000	100,000
Net asset value (offering price and redemption price) per share	$26.05		$29.98	$26.08	$23.36
Investments, at cost	$52,702,375		$27,374,690	$3,536,712	$2,160,102
Securities sold short, proceeds	$—		$—	$833,282	$—
#	Includes cash pledged to broker as collateral for swap.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     17

Statements of Operations
Year Ended October 31, 2017

	Reality Shares DIVS ETF	Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Investment Income:
Dividend Income	$—	$180,229	$34,231	$33,580
Interest income	357,776	301	3,964	1,980
Foreign withholding tax	—	(1,012)	(476)	(288)
Total Income	357,776	179,518	37,719	35,272
Expenses:
Advisory fees (Note 4)	402,248	47,949	21,527	20,316
Dividends on securities sold short	—	—	13,408	13,443
Total Expenses	402,248	47,949	34,935	33,759
Net Investment income (loss)	(44,472)	131,569	2,784	1,513
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13	25,369	121,024	111,224
Securities sold short	—	—	(196,213)	(61,626)
Swaps	486,093	—	—	—
In-kind redemptions	—	243,614	33,656	153,410
Net realized gain (loss)	486,106	268,983	(41,533)	203,008
Net Change in Unrealized Appreciation on:
Investments	(5,160)	1,863,199	245,035	130,696
Securities sold short	—	—	171,076	—
Swaps	2,198,991	—	—	—
Net change in unrealized appreciation	2,193,831	1,863,199	416,111	130,696
Net realized and unrealized gain on investments, swaps and securities sold short	2,679,937	2,132,182	374,578	333,704
Increase in net assets resulting from operations	$2,635,465	$2,263,751	$377,362	$335,217

The accompanying notes are an integral part of these financial statements.

18     Reality Shares ETF Trust

Statements of Changes in Net Assets

	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF		Reality Shares DIVCON Dividend Defender ETF		Reality Shares DIVCON Dividend Guard ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	For the Period January 6, 2016* to October 31, 2016	Year Ended October 31, 2017	For the Period January 14, 2016* to October 31, 2016	Year Ended October 31, 2017	For the Period January 14, 2016* to October 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(44,472)	$(183,454)	$131,569	$31,487	$2,784	$(4,024)	$1,513	$(239)
Net realized gain (loss)	486,106	70,711	268,983	53,483	(41,533)	(707)	203,008	(425,226)
Net change in unrealized appreciation (depreciation)	2,193,831	1,011,662	1,863,199	(20,876)	416,111	(128,789)	130,696	44,898
Net increase (decrease) in net assets resulting from operations	2,635,465	898,919	2,263,751	64,094	377,362	(133,520)	335,217	(380,567)
Distributions to Shareholders from:
Net investment income	—	—	(111,542)	(31,266)	—	—	—	(906)
Realized gains	—	(762,307)	—	—	—	—	—	—
Total distributions to shareholders	—	(762,307)	(111,542)	(31,266)	—	—	—	(906)
Shareholder Transactions:
Proceeds from shares sold	23,889,703	19,037,243	27,292,866	5,448,430	1,289,438	2,938,267	586,130	2,909,822
Cost of shares redeemed	(5,141,828)	(17,094,868)	(4,479,357)	(1,217,558)	(559,479)	(23)	(1,114,126)	(24)
Net increase (decrease) in net assets resulting from shareholder transactions	18,747,875	1,942,375	22,813,509	4,230,872	729,959	2,938,244	(527,996)	2,909,798
Increase (Decrease) in net assets	21,383,340	2,078,987	24,965,718	4,263,700	1,107,321	2,804,724	(192,779)	2,528,325
Net Assets:
Beginning of year	32,132,457	30,053,470	4,263,700	—	2,804,724	—	2,528,325	—
End of year	$53,515,797	$32,132,457	$29,229,418	$4,263,700	$3,912,045	$2,804,724	$2,335,546	$2,528,325
Including undistributed net investment income (loss)	$(24,182)	$—	$20,248	$221	$—	$—	$1,318	$—
Changes in Shares Outstanding:
Shares outstanding, beginning of year/period	1,329,348	1,254,348	175,000	—	125,000	—	125,000	—
Shares sold	925,000	800,000	975,000	225,001	50,000	125,001	25,000	125,001
Shares redeemed	(200,000)	(725,000)	(175,000)	(50,001)	(25,000)	(1)	(50,000)	(1)
Shares outstanding, end of year	2,054,348	1,329,348	975,000	175,000	150,000	125,000	100,000	125,000
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     19

Financial Highlights
Reality Shares DIVS ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2017		Year Ended October 31, 2016		For the Period December 18, 2014(1) to October 31, 2015
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.17		$23.96		$23.00
Investment operations:
Net investment gain (loss)(2)	(0.02)		(0.12)		(0.17)
Net realized and unrealized gain (loss)	1.90		0.79		1.13
Total from investment operations	1.88		0.67		0.96
Distributions to Shareholders from:
Realized gains	—		(0.46)		—
Net asset value, end of year/period	$26.05		$24.17		$23.96
Total Return at Net Asset Value	7.77%		2.88%		4.17	%(3)
Net assets, end of year/period (000’s) omitted	$53,516		$32,132		$30,053
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.85%		0.85%		0.85	%(4)
Net investment income (loss)	(0.09)%		(0.51)%		(0.82	)%(4)
Portfolio turnover rate(5)	0.00	%(6)	0.00	%(6)	1,475.00	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.
(6)	The Fund did not purchase or hold any long-term securities in the current year. Dividend Swaps are not included in the calculation of the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20     Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Leaders Dividend ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2017	For the Period January 6, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.36	$24.06
Investment operations:
Net investment gain (loss)(2)	0.33	0.24
Net realized and unrealized gain (loss)	5.57	0.33
Total from investment operations	5.90	0.57
Distributions to Shareholders from:
Net investment income	(0.28)	(0.27)
Net asset value, end of year/period	$29.98	$24.36
Total Return at Net Asset Value	24.29%	2.38	%(3)
Net assets, end of year/period (000’s) omitted	$29,229	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%	0.43	%(4)
Net investment income (loss)	1.18%	1.19	%(4)
Portfolio turnover rate(5)	3.35%	3.38	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     21

Financial Highlights
Reality Shares DIVCON Dividend Defender ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2017		For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$22.44		$23.55
Investment operations:
Net investment gain (loss)(2)	0.03		(0.04)
Net realized and unrealized gain (loss)	3.61		(1.07)
Total from investment operations	3.64		(1.11)
Net asset value, end of year/period	$26.08		$22.44
Total Return at Net Asset Value	16.23%		(4.72	)%(3)
Net assets, end of year/period (000’s) omitted	$3,912		$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.38	%(6)	1.54	%(4)(5)
Net investment income (loss)	0.11%		(0.19	)%(4)
Portfolio turnover rate(7)	69.11%		4.18	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.
(6)	Includes dividend expense on short sales of 0.53%.
(7)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

22     Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Dividend Guard ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2017		For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$20.23		$23.71
Investment operations:
Net investment gain (loss)(2)	0.01		(0.00	)(3)
Net realized and unrealized gain (loss)	3.12		(3.47)
Total from investment operations	3.13		(3.47)
Distributions to Shareholders from:
Net investment income	—		(0.01)
Net asset value, end of year/period	$23.36		$20.23
Total Return at Net Asset Value	15.47%		(14.66	)%(4)
Net assets, end of year/period (000’s) omitted	$2,336		$2,528
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.41	%(7)	1.43	%(5)(6)
Net investment income (loss)	0.06%		(0.01	)%(5)
Portfolio turnover rate(8)	267.04%		64.92	%(4)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses associated with short sale transactions of 0.07% and dividend expense of 0.51%.
(7)	Includes dividend expense on short sales of 0.56%.
(8)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     23

Notes to Financial Statements
October 31, 2017

1. ORGANIZATION

The Reality Shares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on March 26, 2013 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). At the fiscal year ended October 31, 2017, the Trust offered 4 investment funds (each a “Fund”, and collectively the “Funds”), with each Fund being classified at fiscal yearend as non-diversified under the 1940 Act. Please see each Fund’s prospectus for investment objective information.

Fund	Commencement of Operations Date
Reality Shares DIVS ETF	December 18, 2014
Reality Shares DIVCON Leaders Dividend ETF	January 6, 2016
Reality Shares DIVCON Dividend Defender ETF	January 14, 2016
Reality Shares DIVCON Dividend Guard ETF	January 14, 2016

The shares of Reality Shares DIVS ETF are listed and traded on the New York Stock Exchange (“NYSE”) Arca, Inc. and other secondary markets. The shares of Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are listed and traded on the Cboe BZX Exchange and other secondary markets. The market price of each Fund may be below, at, or above their net asset value (“NAV”). The Funds are considered Investment Companies under U.S. generally accepted accounting principals (“GAAP”) and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in conformity with U.S. GAAP, which require management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in its preparation of its financial statements:

Investment Transactions and Investment Income:   Investment transactions are recorded on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums over the lives of the respective securities, is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Credit and Counter Party Exposure:  The Reality Shares DIVS ETF has investments in swap contracts which are detailed in the Fund’s Schedule of Investments. Such swap contracts disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a swap contract may cause it to default on its obligations. The Fund’s credit and counterparty exposure with respect to these swap contracts is generally represented by their value recorded in the Fund’s Statements of Assets and Liabilities. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Distributions:  Distributions to shareholders from investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Due to broker:  Due to broker represents collateral received from a broker for swap contracts. As of the fiscal year ended October 31, 2017, Reality Shares DIVS ETF has amounts due to two brokers.

24     Reality Shares ETF Trust

Notes to Financial Statements (continued)

Short Sales:  A Fund may sell securities it does not own as a hedge against long positions and/or in anticipation of a decline in the market value of a security. If a Fund makes a short sale, it borrows the security sold short and delivers it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow a particular security and may be obligated to remit any interest or dividends received on such borrowed security. Dividends declared on short positions open, if any, are recorded on the ex-date as an expense. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. A Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. During the year ended October 31, 2017, both the Reality Shares DIVCON Dividend Defender ETF and the Reality Shares DIVCON Dividend Guard ETF engaged in short sale activity.

A Fund is required to pledge cash and/or securities to a broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with a broker as collateral for securities sold short is recorded as the asset “Cash held at broker for securities sold short” on the Statements of Assets and Liabilities and securities segregated as collateral (if any) are denoted in the Schedules of Investments. A Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security and is shown on the Statements of Operations, if any. Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime broker and custodian. Each Fund is subject to credit risk should the prime broker or custodian be unable to meet its obligations to the Funds.

Swaps:  Changes in the underlying value of the swap contracts are recorded as unrealized appreciation or depreciation on swaps (see Note 7).

3. SECURITIES VALUATION

Investment Valuation:  The NAV per share is computed as of the scheduled close of regular trading on the NYSE, ordinarily 4:00 p.m. eastern time, on each day during which the NYSE is open for trading. For purposes of calculating NAV, portfolio investments generally are valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market-maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, or a major market-maker (or dealer) or (iii) based on amortized cost, which typically approximates fair value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in Money Markets are valued at their closing NAV per share each business day.

Non-exchange-traded swaps are normally valued on the basis of quotations or an equivalent indication of value supplied by an independent pricing service or major market-makers or dealers. The Funds may use various third-party pricing services, or discontinue the use of any third-party pricing service, as determined by the Board of Trustees from time to time.

Under supervision of the Board of Trustees, Reality Shares Advisors, LLC (the “Advisor”) formed a Fair Value Pricing Committee (the “Committee”) to perform certain functions as they relate to the administration and oversight of the Trust’s valuation procedures. Under these procedures, the Committee convenes on a periodic and ad-hoc basis to review pricing of such securities and instruments, and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Trust’s investments will be fair valued in accordance with its pricing policy and procedures. Securities that are valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.”

When fair-value pricing is employed, the prices of securities used by the Funds to calculate NAV may differ from quoted or published prices for the same securities.

Reality Shares ETF Trust     25

Notes to Financial Statements (continued)

Fair Valuation Measurement:  The Financial Accounting Standards Board established a framework for measuring fair value in accordance with GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of a fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices by securities dealers or third-party valuation sources as approved by the Board of Trustees, or quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2017 is disclosed at the end of each Fund’s Schedule of Investments.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Fee:  Under an Advisory Agreement and subject to the supervision of the Board of Trustees, the Advisor is responsible for managing the investment activities of the Trust and the Trust’s business affairs and other administrative matters. For its services, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund at the following annual rates:

Fund	Advisory Fee
Reality Shares DIVS ETF	0.85%
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares DIVCON Dividend Guard ETF	0.85%

Such fees are accrued daily and paid monthly. The advisory fee is a unitary fee, whereby the Advisor has agreed to pay all expenses of the Funds excluding (i) brokerage expenses and other fees, or expenses incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) acquired fund fees and expenses; (v) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes) and (vii) dividends and expenses associated with securities sold short, subject to any expense limitation agreements.

Expenses Associated with Securities Sold Short:  Effective March 10, 2016, the Trust and the Advisor have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender and Reality Shares DIVCON Dividend Guard Funds until February 28, 2018 (the “Expense Limitation”), unless renewed. The Advisor may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ expenses associated with short sales transactions are above the Expense Limitation. This agreement may be terminated: (i) by the Trust for any reason at any time, or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018, or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, or (iii) by either party, if the Advisory Agreement is terminated for any reason, effective upon the effective date of the termination of the Advisory Agreement. As of October 31, 2017 there were no fees waived and no outstanding waivers of borrowing fees on securities sold short.

26     Reality Shares ETF Trust

Notes to Financial Statements (continued)

Distribution and Service Fees:  ALPS Distributors, Inc. (the “Distributor”) serves as the Trust’s Distributor. The Distributor will not distribute shares in less than Creation Units, as defined in Note 5, and does not maintain a secondary market in shares. The shares are expected to be traded in the secondary market.

No distribution fees are currently paid by the Trust and there are no current plans to impose a fee.

Administrator, Custodian, Accounting Agent and Transfer Agent Services:  The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) serves as the Trust’s Administrator, Custodian, Accounting Agent and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Transfer Agency and Services Agreement, and Custody Agreement respectively. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Chief Compliance Officer:  ALPS Fund Services, Inc., which is a related entity to the Distributor, serves as the funds CCO pursuant to a CCO agreement and receives a fee for those services paid by the Advisor.

Certain Trustees and Officers of the Funds are also officers of the Advisor and ALPS Fund Services, Inc.

5. CREATION AND REDEMPTION TRANSACTIONS

Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). Because non-exchange traded swaps and securities sold short are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of each Fund. A Fund will not accept (or offer) swaps or securities sold short in the creation or redemption of its shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.

A fixed transaction fee of $500 for standard settlement is imposed for each Fund, for each creation or redemption transaction. The fee is imposed for the transfer and other transaction costs associated with the creation or redemption of Creation Units, as applicable. In addition to the fixed transaction fee, the Funds may charge an additional variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a “Participant Agreement” with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the fiscal year ended October 31, 2017 were as follows:

Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	4,376,520	393,388
Reality Shares DIVCON Dividend Defender ETF	1,839,926	1,952,654
Reality Shares DIVCON Dividend Guard ETF	6,717,870	6,716,888

For the fiscal year ended October 31, 2017, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	22,702,418	3,989,307
Reality Shares DIVCON Dividend Defender ETF	1,006,293	439,104
Reality Shares DIVCON Dividend Guard ETF	582,563	1,107,819

Reality Shares ETF Trust     27

Notes to Financial Statements (continued)

7. DERIVATIVE INSTRUMENTS

Swaps:  A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each swap counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for some swaps. Therefore, some swaps are subject to credit risk or the risk of default or non-performance by the counterparty. During the year ended October 31, 2017, only the Reality Shares DIVS ETF (“DIVY Fund”) engaged in swap transactions. The swap contracts are marked to market daily.

When the DIVY Fund has an unrealized loss on a swap agreement, the DIVY Fund has instructed the Custodian to pledge cash or liquid securities as collateral with an approximate value of the amount equal to the unrealized loss. Collateral pledges are monitored daily and subsequently adjusted at predetermined levels if and when the swap valuations fluctuate.

When the DIVY Fund has an unrealized gain on a swap contract, no collateral is required from the DIVY Fund to the swap counterparty. In this instance, the DIVY Fund may seek to mitigate counterparty risk by generally requiring the swap counterparty to post collateral for the benefit of the DIVY Fund, marked to market daily, in an amount approximately equal to the unrealized gain on the swap, subject to certain minimum thresholds.

Pursuant to documentation governing the DIVY Fund’s swap transactions between the DIVY Fund and its counterparties, the counterparties have the right to terminate the swaps early in the event that the net assets of the DIVY Fund decline below specific levels set forth in the swap agreement. In the event of early termination, the counterparty may require the DIVY Fund to pay or receive a settlement amount not greater than the current outstanding net unrealized (depreciation)/appreciation in connection with the terminated swap transaction. As of October 31, 2017, the DIVY Fund has not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination.

Dividend Swaps:  The DIVY Fund may enter into dividend swaps in order to gain exposure to changes in the expected dividend value of the large cap securities of the S&P 500 Index. Dividend swaps are over-the-counter derivative contracts that allow investors exposure to the actual dividend value that will be paid by the constituents of an index over a period of time. In a typical dividend swap transaction, the buyer and seller agree at inception to the aggregate value of dividends expected to be paid on the index constituents over the term of the contract — the expected dividend value. At maturity of the contract, the buyer pays/receives to/from the seller the net difference between the expected dividend value and the aggregate value of actual dividends paid by the index constituents — the actual dividend value. During the life of a dividend swap, the contract is valued on the current expected dividend value of the index for the specific contract period. As the contract approaches maturity, the expected dividend value will change based on actual dividends paid and expectations for dividends not yet paid, until final settlement of the contract where expected dividend value and actual dividend value converge.

The notional amounts and the unrealized appreciation (depreciation) of the dividend swaps appearing in the Schedule of Investments for the DIVY Fund is representative of the average volume of derivative exposure for the year ended October 31, 2017.

FASB ASC 815, “Derivatives and Hedging” (“ASC 815”), is applicable to all entities that issue or hold derivative instruments. ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives and distinguishes between instruments used to manage risk and those used for other purposes.

The effect of derivative instruments on the Reality Shares DIVS ETF’s Statements of Assets and Liabilities at October 31, 2017:

	Equity Contracts	Total
Asset Derivatives:
Reality Shares DIVS ETF
Unrealized Appreciation on Swaps	$3,039,968	$3,039,968
Liability Derivatives:
Reality Shares DIVS ETF
Unrealized Depreciation on Swaps	(91,240)	(91,240)
Total	$2,948,728	$2,948,728

28     Reality Shares ETF Trust

Notes to Financial Statements (continued)

The effect of derivatives instruments on the Reality Shares DIVS ETF’s Statement of Operations for the fiscal year ended October 31, 2017:

	Equity Contracts	Total
Reality Shares DIVS ETF
Net Realized Gain (Loss) on:
Dividend Swaps	$486,093	$486,093
Net Change in Unrealized Appreciation (Depreciation) on:
Dividend Swaps	2,198,991	2,198,991

In order to better define its contractual rights and to secure rights that will help the DIVY Fund mitigate its counterparty risk, the DIVY Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the DIVY Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the DIVY Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment.

Collateral requirements generally differ by type of derivative instrument. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the DIVY Fund and the counterparty. Generally, the amount of collateral due from or due to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the DIVY Fund from its swap counterparties are not fully collateralized, contractually or otherwise, the DIVY Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the DIVY Fund does not offset assets and liabilities subject to a master netting arrangement or similar agreements in the Statements of Assets and Liabilities. Therefore all qualified transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2017, the DIVY Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amount on the Statements of Assets and Liabilities to the net amounts, including collateral exposure, is included in the following table by counterparty:

Assets:

Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets Offset in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/ (Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Appreciation on Dividend Swaps	BNP Paribas	$2,318,840	$(69,400)	$—	$(1,610,000)	$639,440
Unrealized Appreciation on Dividend Swaps	JP Morgan	492,815	(21,840)	9,025	(480,000)	—
Unrealized Appreciation on Dividend Swaps	Morgan Stanley	34,325	—	—	—	34,325
Unrealized Appreciation on Dividend Swaps	Societe Generale	193,988	—	—	—	193,988
Total		$3,039,968	$(91,240)	$9,025	$(2,090,000)	$867,753

Reality Shares ETF Trust     29

Notes to Financial Statements (continued)

Liabilities:

Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets Offset in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/ (Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Depreciation on Dividend Swaps	BNP Paribas	$69,400	$(69,400)	$—	$—	$—
Unrealized Depreciation on Dividend Swaps	JP Morgan	21,840	(21,840)	—	—	—
Total		$91,240	$(91,240)	$—	$—	$—
*	These amounts are limited to the derivative asset/liability and accordingly, do not exceed collateral pledged.

8. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial securities and instruments and enter into financial transactions where risk of potential loss exists owing to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Some principal risk factors affecting your investments in the Funds are set forth below:

Counterparty Risk:  The Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Advisor seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty exposure by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges, where possible. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Market Risk:  Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Funds’ portfolio holdings are influenced by many factors. There can be no guarantees these strategies will be successful. As a result, the performance of each Fund could vary from its stated objective.

Non-Diversification Risk:  The Funds are non-diversified, which means that they may invest in fewer instruments or issuers than a diversified fund. As a result, the Funds may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Short Sales Risk:  (for The Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF when deployed) A short sale involves the sale of a security that the Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause a Fund to incur expenses related to dividends and borrowing securities. There can be no guarantee that a stock included in the short portfolio of the requisite benchmark index will be available on the open market for a Fund to sell short. Under these circumstances, a Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the short portfolio were available. However, such strategy may not provide successful, and a Fund could experience a loss or its performance could deviate from the performance of its benchmark index.

Swap Risk:  The DIVY Fund engages in swap transactions and is therefore subject to swap risk. The risks of swaps include: (i) an imperfect correlation between the movement in prices of the swap and the instruments underlying them; (ii) lack of liquidity in transacting the swap contract; (iii) difficulty in obtaining an accurate value for the swaps; (iv) the risk that the counterparty to the swap will default or otherwise fail to honor or become delayed in its ability to honor its obligation; and (v) the risk that the DIVY Fund may not be able to enter into a new swap contract at a favorable price after a swap contract to which it is currently a party expires or is terminated. Specifically dividend swaps are subject to a risk that the movement in swap prices may not be correlated to the actual dividends paid by the companies in the index underlying them.

Each Fund’s prospectus and SAI contains additional information about the principal risks of investing in each Fund.

30     Reality Shares ETF Trust

Notes to Financial Statements (continued)

9. FEDERAL INCOME TAX

Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in each Fund on the applicable record date, at least annually. Net realized capital gains, if any, will be distributed by each Fund at least annually. The amount of dividends distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.

Management evaluates each Fund’s tax position to determine if the tax position taken meets the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax position taken on federal, state and local income tax returns for all open tax years (since inception), and has concluded that no provisions for federal, state and local income tax are required in any of the Funds’ financial statements. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation) including shorts and swaps for federal income tax cost purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Net Unrealized Appreciation (Depreciation) on Swaps and Securities Sold Short
Reality Shares DIVS ETF	$52,702,375	$929	$(6,089)	$(5,160)	$2,948,728
Reality Shares DIVCON Leaders Dividend ETF	27,375,490	2,492,440	(650,917)	1,841,523	_
Reality Shares DIVCON Dividend Defender ETF	3,536,712	429,408	(72,339)	357,069	(69,820)
Reality Shares DIVCON Dividend Guard ETF	2,179,468	233,288	(77,060)	156,228	—

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals.

At October 31, 2017, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/(Losses)
Reality Shares DIVS ETF	$—	$486,106	$(24,182)	$2,943,568	$3,405,492
Reality Shares DIVCON Leaders Dividend ETF	45,588	—	—	1,841,523	1,887,111
Reality Shares DIVCON Dividend Defender ETF	—	—	(75,823)	287,249	211,426
Reality Shares DIVCON Dividend Guard ETF	1,318	—	(352,806)	156,228	(195,260)

Certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of a Fund’s next taxable year. At October 31, 2017, the Funds elected to defer the following late year loss deferrals as follows: Reality Shares DIVS ETF $24,182.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily owing to the tax treatment of net operating losses and realized gains and losses on in-kind transactions.

At October 31, 2017, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital and Other Losses	Paid-in Capital
Reality Shares DIVS ETF	$20,290	$—	$(20,290)
Reality Shares DIVCON Leaders Dividend ETF	—	(242,142)	242,142
Reality Shares DIVCON Dividend Defender ETF	1,240	(33,656)	32,416
Reality Shares DIVCON Dividend Guard ETF	44	(149,954)	149,910

Reality Shares ETF Trust     31

Notes to Financial Statements (concluded)

The tax character of distributions paid during the years ended October 2017 and 2016 were as follows:

	2017			2016
Fund	Ordinary Income	Long-Term Capital Gains	Return Of Capital	Ordinary Income	Long-Term Capital Gains	Return Of Capital
Reality Shares DIVS ETF	$—	$—	$—	$208,236	$554,071	$—
Reality Shares DIVCON Leaders Dividend ETF	111,542	—	—	31,266	—	—
Reality Shares DIVCON Dividend Defender ETF	—	—	—	—	—	—
Reality Shares DIVCON Dividend Guard ETF	—	—	—	906	—	—

At October 31, 2017, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains:

Fund	Non-Expiring Short Term Losses
Reality Shares DIVS ETF	$—
Reality Shares DIVCON Leaders Dividend ETF	—
Reality Shares DIVCON Dividend Defender ETF	75,823
Reality Shares DIVCON Dividend Guard ETF	352,806

The following Funds, Reality Shares DIVCON Leaders Dividend ETF and Reality Shares DIVCON Guard ETF, utilized $2,301 and $71,660, respectively, of capital loss carryforwards to offset taxable gains realized during the year ended October 31, 2017.

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. No notable events have occurred between fiscal year end and the issuance of the financial statements.

32     Reality Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Reality Shares ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares DIVCON Dividend Guard ETF (the “Funds”), each a series of Reality Shares ETF Trust, as of October 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Reality Shares DIVS ETF financial highlights for the period ended October 31, 2015, were audited by other auditors, whose report dated December 11, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares DIVCON Dividend Guard ETF as of October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 19, 2017

Reality Shares ETF Trust     33

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed by the Board of Trustees. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his/her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the public directorships held by the Trustees.

Interested Trustees

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Eric R. Ervin(4) (Born: 1976)	Trustee (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present);	6	None
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Co-Founder and CEO of Context Capital Management, LLC (2001 – present)	6	None

Independent Trustees

Christopher Nero (Born: 1967)	Trustee (since 2014)	CEO of Bridgeport Financial Technology (April 2016 – present), CEO of True North Advisory Group (January 2012 – February 2016)	6	None
Nathaniel R. Singer (Born: 1961)	Trustee (since 2014)	Swap Financial Group, Municipal Adviser (January 2008 – present)	6	Municipal Securities Rulemaking Board
Justin Ferayorni, CFA (Born: 1973)	Trustee (since 2015)	Founder, Chief Executive Officer and Chief Investment Officer of Tamarack Capital Management, LLC (2005 – present)	6	None
(1)	Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 2800, San Diego, California 92101.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the Reality Shares ETF Trust.
(4)	Messrs. Ervin and Rosen are deemed to be “interested” persons of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliation with the Advisor and/or its affiliates.

Trust Officers

Name, Address(5) and Age	Position with Trust and Length of Term(6)	Principal Occupations in Past 5 Years
Eric R. Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)
Tom Trivella (Born: 1958)	Treasurer (since 2014)	Chief Operating Officer of Reality Shares, Inc. (October 2013 – present)
Ryan Ballantyne (Born: 1971)	Secretary (since 2014)	Executive Vice President – Sales and Trading of Reality Shares, Inc. (September 2012 – present)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – present)
(5)	The business address of Messrs. Ervin, Trivella and Ballantyne is 402 West Broadway, Suite 2800, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1100, Denver, CO 80203.
(6)	Each officer shall serve until death, resignation or removal.

The Funds Statements of Additional Information (“SAI”) has additional information about the Trust’s Board of Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

34     Reality Shares ETF Trust

Supplemental Information (Unaudited)

Proxy Voting Policies, Procedures and Record

A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record as applicable for the most recent twelve-month period ended October 31, 2017 is available, without charge upon request, by calling (855) 595-0240. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q. Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.realityshares.com.

Federal Tax Status of Dividends during the Tax Year

For the fiscal year ended October 31, 2017, the Fund’s report, in accordance with Section 854 of the Internal Revenue Code, the following percentages of ordinary income distributions paid as qualified dividend income (QDI) and eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
Reality Shares DIVS ETF	0.00%	0.00%
Reality Shares DIVCON Leaders Dividend ETF	100.00%	100.00%
Reality Shares DIVCON Dividend Defender ETF	0.00%	0.00%
Reality Shares DIVCON Dividend Guard	0.00%	0.00%

In January 2018, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2017.

Reality Shares ETF Trust     35

Investment Advisor

Reality Shares Advisors, LLC
402 W Broadway, Suite 2800
San Diego, CA 92101

Custodian/Fund Administrator

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company Ltd.
1350 Euclid Avenue., Suite 800
Cleveland, OH 44115

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Christopher Nero is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $52,500 for 2016 and $58,500 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,800 for 2016 and $0 for 2017. Fees incurred in 2017 by changing auditors from E&Y to Cohen & Company. Fees are related to review of prior audit work papers.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 for 2016 and $14,000 for 2017. Tax services in regard to the year end audit.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

REALITY SHARES ETF TRUST

Audit and Non-Audit Services Pre-Approval Policy

A. Policy

The Audit Committee will pre-approve any engagement of the independent auditors, including fees and compensation to be paid to the independent auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

Pre-Approval for services provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals had been delegated by the Audit Committee prior to the completion of the audit.

B. Prohibited and Conditionally Prohibited Non-Audit Services

The independent auditors may not provide (except as described below) any of the following services to the Trust and the Trust’s investment advisor.

1. Conditionally Prohibited Non-Audit Services

The following services may be provided if the Trust and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Trusts financial statements:

- Bookkeeping

- Financial information systems design and implementation

- Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

- Actuarial services

- Internal audit outsourcing services

2. Prohibited Non-Audit Services

- Management functions or human resources

- Broker or dealer, investment adviser or investment banking services

- Legal services and expert services unrelated to the audit

- Any other service that the Public Company Accounting Oversight Board determined by regulation, is prohibited.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,800 for 2016 and $14,000 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Christopher Nero, Nathaniel Singer, and Justin Ferayorni.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(c)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Reality Shares ETF Trust

By (Signature and Title)*   /s/ Eric R. Ervin

Eric R. Ervin, President

(principal executive officer)

Date 12/21/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric R. Ervin

Eric R. Ervin, President

(principal executive officer)

Date 12/21/2017

By (Signature and Title)*    /s/ Tom Trivella

Tom Trivella, Treasurer

(principal financial officer)

Date 12/21/2017

* Print the name and title of each signing officer under his or her signature.